The Royce Fund
Royce Select Fund III

Supplement to the Prospectus
dated, May 1, 2006 and the
Statement of Additional Information
dated, October 30, 2006

        Effective December 8, 2006, the name of Royce Select Fund III has been changed to Royce Global Select Fund (the "Fund"). Normally, at least 80% of the Fund's long investments will be invested in the equity securities of mid- and small-cap (from $500 million to $5 billion in market capitalization) and micro-cap (less than $500 million in market capitalization) companies from at least three different countries, including the United States. In most instances, investments are made in companies domiciled in the United States or other developed countries of North America, Europe, Asia or Australia.

December 7, 2006